Exhibit 24



                      February 26, 1999



TO:       Nathan E. Langston
          Laurence M. Hamric

Re:       Power of Attorney; 1998 Form 10-K


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1998 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION




By:/s/ Wayne Leonard
     Wayne Leonard
Chief Executive Officer
     and Director

/s/ W. Frank Blount, Jr.                   /s/ John A. Cooper, Jr.
W. Frank Blount, Jr.                       John A. Cooper, Jr.
Director                                   Director


/s/ George W. Davis                        /s/ Norman C. Francis
George W. Davis                            Norman C. Francis
Director                                   Director


/s/ Robert v.d. Luft                       /s/ Wayne Leonard
Robert v.d. Luft                           Wayne Leonard
Chairman of the Board                      Chief Executive Officer
Director                                   Director


/s/ Kinnaird R. McKee                      /s/ Paul W. Murrill
Kinnaird R. McKee                          Paul W. Murrill
Director                                   Director


/s/ James R. Nichols                       /s/ Eugene H. Owen
James R. Nichols                           Eugene H. Owen
Director                                   Director


/s/ John N. Palmer, Jr.                    /s/ Robert D. Pugh
John N. Palmer, Jr.                        Robert D. Pugh
Director                                   Director


/s/ Bismark A. Steinhagen                  /s/ Wm. Clifford Smith
Bismark A. Steinhagen                      Wm. Clifford Smith
Director                                   Director


/s/ C. John Wilder
C. John Wilder
Executive Vice President
and Chief Financial
Officer

                                                ATTACHMENT I

Entergy Corporation

Chief   Executive  Officer  and  Director  -  Wayne  Leonard
(principal executive officer)
Vice President and Chief Financial Officer - C. John Wilder
(principal financial officer)

Directors - W. Frank Blount, John A. Cooper, Jr., George W. Davis, Norman C. Francis, Robert v.d. Luft, Kinnaird R.
McKee, Wayne Leonard, Paul W. Murrill, James R. Nichols, Eugene H. Owen, John N. Palmer, Sr., Robert D. Pugh, Wm. Clifford Smith, Bismark A. Steinhagen.

                      February 26, 1999




TO:       Nathan E. Langston
          Laurence M. Hamric

Re:       Power of Attorney; 1998 Form 10-K


Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Entergy New Orleans and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1998 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned person, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC. (hereinafter "EAI")
ENTERGY GULF STATES, INC. (hereinafter "EGSI")
ENTERGY LOUISIANA, INC. (hereinafter "ELI")
ENTERGY MISSISSIPPI, INC. (hereinafter "EMI")
ENTERGY NEW ORLEANS, INC. (hereinafter "ENOI")
SYSTEM ENERGY RESOURCES, INC. (hereinafter "SERI")


By: /s/ Wayne Leonard
       Wayne Leonard
       Chairman of the Board
       and Director of EAI, EGSI, ELI,
       EMI, ENOI and SERI

/s/ Joseph F. Domino                      /s/ Jerry W. Yelverton
Joseph F. Domino                          Jerry W. Yelverton
Director of EGSI                          Director, President and
                                          Chief Executive Officer
                                          of SERI


/s/ Frank F. Gallaher                     /s/ Donald C. Hintz
Frank F. Gallaher                         Donald C. Hintz
Director of EAI, EGSI,                    Director of EAI, EGSI,
ELI and EMI                               ELI, EMI, ENOI and SERI


/s/ Jerry D. Jackson                      /s/ R. Drake Keith
Jerry D. Jackson                          R. Drake Keith
Director of EAI, EGSI,                    Director, President and
ELI, EMI, and ENOI and                    Chief Executive Officer
President and Chief                       of EAI
Executive Officer of
ELI and President and
Chief Executive Officer
- Louisiana of EGSI


/s/ Jerry L. Maulden                      /s/ Daniel F. Packer
Jerry L. Maulden                          Daniel F. Packer
Director of EAI, EGSI,                    Director, President and
ELI and EMI                               Chief Executive Officer
                                          of ENOI


/s/ Donald E. Meiners                     /s/ C. John Wilder
Donald E. Meiners                         C. John Wilder
Director, President and                   Executive Vice President
Chief Executive Officer                   and Chief Financial
of EMI                                    Officer of EAI, EGSI,
                                          ELI, EMI, ENOI and SERI

                                                ATTACHMENT I



Entergy Arkansas, Inc.

Chairman of the Board - Wayne Leonard; President and Chief Executive Officer - R. Drake Keith (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors  -Frank  F. Gallaher, Donald C.  Hintz,  Jerry  D.
Jackson, R. Drake Keith, Wayne Leonard, Jerry L. Maulden.

Entergy Gulf States, Inc.

Chairman of the Board - Wayne Leonard; President and Chief Executive Officer - Louisiana - Jerry D. Jackson (principal executive officer); Executive Vice President and Chief
Financial Officer - C. John Wilder (principal financial officer).

Directors  -Joseph E. Domino, Frank F. Gallaher,  Donald  C.
Hintz, Jerry D. Jackson, Wayne Leonard , Jerry L. Maulden.

Entergy Louisiana, Inc.

Chairman of the Board - Wayne Leonard; President and Chief Executive Officer - Jerry D. Jackson (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors  -  Frank F. Gallaher, Donald C. Hintz,  Jerry  D.
Jackson, Wayne Leonard, Jerry L. Maulden.

Entergy Mississippi, Inc.

Chairman of the Board - Wayne Leonard; President and Chief Executive Officer - Donald E. Meiners (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors  -Frank  F. Gallaher, Donald C.  Hintz,  Jerry  D.
Jackson, Wayne Leonard, Jerry L. Maulden, Donald E. Meiners.

Entergy New Orleans, Inc.

Chairman of the Board - Wayne Leonard; President and Chief Executive Officer - Daniel F. Packer (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors  -  Jerry  D.  Jackson,  Donald  C.  Hintz,  Wayne
Leonard,  Daniel F. Packer.

System Energy Resources, Inc.

Chairman of the Board - Wayne Leonard; President and Chief
Executive Officer - Jerry W. Yelverton (principal executive officer); Executive Vice President and Chief Financial
Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Wayne Leonard, C. John  Wilder,
Jerry W. Yelverton